UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

PSP Industries, Inc.

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	000-53526 (Commission File Number)	87-0342226 (I.R.S. Employer Identification No.)

2206 North 640 West West Bountiful, Utah 84087 (Address of principal executive offices) (zip code)

(801) 296-8622 (Registrant’s telephone number, including area code)

________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

   On May 9, 2011, Eslie O. Barlow resigned from the Board of Directors and from the office of Secretary/Treasurer of PSP Industries, Inc., a Utah corporation (the “Company”).  Mr. Barlow did not resign because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2011	PSP Industries, Inc.

/s/ Min-Chul Shin
Min-Chul Shin
President and Chief Executive Officer

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